Strategic and Operational Overview April 28, 2017 Exhibit 99.1

2 Safe Harbor Statement This presentation contains several “forward-looking statements.” Forward-looking statements are those that use words such as “believe,” “expect,” “intend,” “plan,” “may,” “likely,” “should,” “estimate,” “continue,” “future” or "anticipate" and other comparable expressions. These words indicate future events and trends. Forward-looking statements are our current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or from those anticipated by us. The most significant risks are detailed from time to time in our filings and reports with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2016. Such risks include - but are not limited to - GM’s ability to sell new vehicles that we finance in the markets we serve in North America, Latin America, China and Europe, particularly the United Kingdom where automobile sales may be negatively impacted due to the passage of the referendum to discontinue its membership in the European Union; the viability of GM-franchised dealers that are commercial loan customers; the availability and cost of sources of financing; the level of net charge-offs, delinquencies and prepayments on the loans and leases we originate; the effect, interpretation or application of new or existing laws, regulations, court decisions and accounting pronouncements; the prices at which used cars are sold in the wholesale auction markets; vehicle return rates and the residual value performance on vehicles we lease; interest rate and currency exchange rate fluctuations; our financial condition and liquidity, as well as future cash flows and earnings; changes in general and economic business conditions; competition; our ability to manage risks related to security breaches and other disruptions to our networks and systems; changes in business strategy, including expansion of product lines and credit risk appetite, acquisitions and divestitures; and risks and uncertainties associated with the consummation of the sale of GM's Opel/Vauxhall businesses, certain other assets in Europe and certain of our European subsidiaries and branches to the PSA Group, including satisfaction of closing conditions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual events or results may differ materially. It is advisable not to place undue reliance on any forward-looking statements. We undertake no obligation to, and do not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise.

3 GM Financial Company Overview GM Financial’s overall objective is to support GM vehicle sales while achieving appropriate risk-adjusted returns  GM Financial (GMF) is General Motors’ global captive finance company  Earning assets of $85B, with operations in more than 20 countries − Offering auto finance products to 16,000 dealers worldwide − GM Financial’s global footprint covers over 85% of GM’s worldwide sales  GM Financial is a strategic business for GM and well positioned for profitable growth and contribution to overall enterprise value North American segment International segment

4 General Motors Strategic Priorities  GM Financial strategic value − Drive vehicle sales  Offer attractive products and services with efficient delivery − Enhance customer experience and loyalty  Integrate with GM initiatives to enrich the customer experience and increase retention − Support GM customers and dealers  Provide financing support across economic cycles − Contribute to enterprise profitability  Pre-tax income expected to double from 2014 when full captive penetration levels are achieved

5 GM Financial Evolution Full captive evolution substantially complete; GMF now in captive expansion phase China Acquisition GM Financial Acquisition 2010 2015 U.S. Floorplan Launch 2011 2012 2014 NA Lease Launch 2013 Canada Lease Acquisition of FinancialLinx Canada Sub- Prime Launch Canada Floorplan Launch International Acquisition U.S. Prime Loan Launch Commercial Lease Launch GM Lease Exclusivity U.S. Prime Loan Expansion Commercial Loan Launch 2016 U.S. Lease Share Expansion GM Loan Subvention Exclusivity 2017 Captive Expansion  Increase share of prime loan in NA  Strategically grow NA floorplan  Expand Customer Relationship Management  Maintain IO’s dominant GM share

6 GM/PSA Transaction – GMF Summary PSA with bank partner BNP to acquire GM Financial European operations Consideration Profitability Leverage Ratio Funding Profile Asset Mix Closing  0.8x book value at closing, expected to be ~$1.0B  Minimal impact to profitability as growth driven by U.S. expansion  Majority of funding plan remains unchanged; expected to maintain similar secured/unsecured funding mix  Temporarily higher mix of lease assets given prime loan concentration in Europe  Neutral to leverage ratio; GMF to operate within defined Support Agreement parameters  GMF to retain portion of proceeds and may make special dividend over time to GM following the completion of the sale  AutoCo transaction expected to close by end of 2017; FinCo upon or after AutoCo depending on timing of regulatory approval

7 Strong Operating Results $837 $913 $260 CY-15 CY-16 Mar-17 Qtr Pre-tax Income ($M) North America (NA) International (IO) 1.9% 2.0% 1.9% CY-15 CY-16 Mar-17 Qtr Net Charge-offs on Loans1 2.7% 2.2% 2.0% CY-15 CY-16 Mar-17 Qtr Operating Expense Ratio2 $37.7 $43.4 $12.8 CY-15 CY-16 Mar-17 Qtr Origination Volume ($B) NA Retail Loans NA Retail Leases IO Retail Loans IO Retail Leases 1. As an annualized percentage of average retail finance receivables 2. As an annualized percentage of average earning assets

8 Solid Balance Sheet  Tangible net worth is net of accumulated losses on foreign exchange translation ‒ Accumulated other comprehensive loss related to FX of $1.1B at March 31, 2017  Liquidity in March 2017 quarter impacted by increased credit facility utilization due to asset growth ‒ Liquidity positively impacted subsequent to quarter-end by $3.0B U.S. senior unsecured note issuance in April  Year-over-year leverage increase consistent with earning asset expansion in higher credit quality tiers and within the applicable level of the Support Agreement 1. Calculated consistent with GM/GMF Support Agreement, filed on Form 8-K with the Securities and Exchange Commission on September 4, 2014. $57.7 $78.6 $85.1 Dec-15 Dec-16 Mar-17 Ending Earning Assets ($B) Retail Loans Commercial Loans Retail Leases $14.7 $14.2 $12.4 Dec-15 Dec-16 Mar-17 Liquidity ($B) Borrowing capacity Cash 8.3x 10.4x 10.9x Dec-15 Dec-16 Mar-17 Leverage Ratio1 $6.9 $7.5 $7.8 Dec-15 Dec-16 Mar-17 Tangible Net Worth ($B)

9 Earning Assets Composition  Earning assets evolving to more captive-like mix with over 85% of earning assets related to financing GM new vehicles  Portfolio shifting to predominantly higher credit quality assets − Sub-prime loan portfolio (<620 FICO) represented less than 15% of ending earning assets at March 31, 2017  Earning asset expansion in North America aligns with GM’s geographic sales footprint Lease 13% Lease 13% $85.1B At March 31, 2017 Earning assets composition is shifting towards full captive state Latin America Commercial 2% Latin America Retail 6% Europe Commercial 4% Europe Retail 8% North America Commercial 8% North America Lease 43% North America Retail 29%

10  AMCAR – U.S. sub-prime retail loan  ECARAT U.K. – retail loan  GMALT – U.S. lease  ECARAT Germany – retail loan  GFORT – U.S. floorplan  GCOLT – Canada lease  GMCAR – U.S. prime retail loan Funding Platform  Credit facilities − Totaling $27.4B, provided by 36 banks at March 31, 2017  Global securitization platforms − Segregated by asset type and geography - current platforms: − Projected CY 2017 issuances: ~$13-16B, including 144A transactions − Private amortizing securitizations are used to augment/diversify funding  Global senior notes platform − Supporting operations in U.S., Canada, Europe and Mexico − Projected CY 2017 issuances: ~$11-14B, 5-8 offerings  Other − Retail customer deposits in Germany, $1.9B at March 31, 2017  Unsecured debt 47% of total debt at March 31, 2017 At March 31, 2017 $79.9B Shifting funding mix toward unsecured debt thereby increasing unencumbered assets; strategy to fund locally with flexibility to issue globally to support U.S. growth North America Securitization 35% North America Sr Notes 37% North America Credit Facilities 10% International Securitization 4% International Credit Facilities 9% International Sr Notes 2% International Other Unsecured 3%

11 1. Measured at each calendar quarter Financial Support from GM  Support Agreement in place between GM and GMF ‒ Agreement solidifies GMF’s position as a core component of GM’s business and strengthens GMF’s capability to support GM’s strategy ‒ Five-year agreement that automatically renews annually in September  Requires 100% voting ownership of GMF by GM as long as GMF has unsecured debt securities outstanding  Solidifies GMF’s liquidity position ‒ Junior subordinated unsecured credit line of $1.0B from GM; renews with Support Agreement renewal ‒ Maintains GMF’s access to GM’s revolvers with sublimit availability of $4.0B  Establishes leverage limits and provides funding support to GMF if needed ‒ Leverage limits (Net Earning Assets divided by Adjusted Equity, which includes amounts outstanding on the Junior Subordinated Revolving Credit Facility, if any) above the thresholds triggers funding request from GMF to GM:  Additional support evidenced by GM’s $6.4B investment to date in GMF GMF’s Net Earning Assets1 Leverage1 Less than $50B 8.0:1.0 Greater than or equal to $50B but less than $75B 9.5:1.0 Greater than or equal to $75B but less than $100B 11.5:1.0 Greater than or equal to $100B 12.0:1.0 At March 31, 2017

12 Current Ratings GM GM Financial Company Rating Bond Rating Outlook Company Rating Bond Rating Outlook DBRS BBB N/A Stable BBB BBB Stable Fitch BBB- BBB- Positive BBB- BBB- Positive Moody’s I.G. Baa3 Stable Baa3 Baa3 Stable Standard and Poor’s BBB BBB Stable BBB BBB Stable Committed to Investment Grade  Investment grade status achieved with all agencies and aligned with GM’s ratings − January 2017, Standard and Poor’s and Moody’s upgrade to BBB and Baa3, respectively; outlook stable  Investment grade rating critical for captive strategy execution GM targeting performance consistent with “A” ratings criteria

13 North America

14 GM and GMF Penetration Statistics Mar-17 Dec-16 Mar-16 GMF as a % of GM Retail Sales U.S. 50.4% 32.2% 37.5% Canada 19.2% 18.7% 23.2% GMF Wholesale Dealer Penetration U.S. 16.9% 15.9% 13.7% Canada 12.2% 12.2% 11.8% GM as % of GMF Retail Originations (GM New / GMF Retail Loan and Lease) U.S. 86.9% 86.3% 88.8% Canada 99.2% 99.3% 99.6%  U.S. penetration of GM retail sales grew in the March 2017 quarter due to down payment assistance promotions driving increased penetration of standard loan

15 Origination Mix by Credit Tier Three Months Ended (Loan and Lease Originations, $M)1 Mar-17 Mar-16 Amount Percent Amount Percent Prime – FICO Score 680 and greater $8,253 74.5% $6,347 68.3% Near prime – FICO Score 620 to 679 1,245 11.2% 1,241 13.3% Sub-prime – FICO Score less than 620 1,579 14.3% 1,712 18.4% Total loan and lease originations $11,077 100.0% $9,300 100.0%  Origination mix continuing to shift to prime credit tiers, comprising 75% of originations in March 2017 quarter 1. For originations associated with the commercial vehicle program, FICO scores or equivalents are used in determining prime, near-prime and sub-prime classifications

16 Retail Loan Originations GMF as % of GM U.S. <620 GMF as a % of GM U.S. ≥620 Weighted Avg. FICO 38% 10% 661 36% 10% 659 30% 12% 686 29% 12% 682  GMF is GM’s exclusive subvented loan provider  GM New origination volume in March 2017 quarter up sequentially and year-over-year due to down payment assistance promotions driving increased penetration of standard loan 45% 33% 703 $0.5 $0.6 $0.6 $0.6 $0.7 $0.5 $0.5 $0.6 $0.6 $0.7 $1.6 $1.4 $2.2 $1.8 $3.4 $18.8 $19.4 $20.8 $21.8 $24.4 Mar-16 Jun-16 Sept-16 Dec-16 Mar-17 Loans originated on new vehicles by GM dealers ($B) Loans originated on used vehicles by GM dealers ($B) Loans originated on vehicles by non-GM dealers ($B) Retail finance receivables portfolio, net of fees ($B) $2.6 $3.4 $2.5 $3.0 $4.8

17 Retail Loan Credit Performance  March 2017 net charge-off percentage is down compared to March 2016 due to positive impact of credit mix shift to prime, partially offset by credit normalization and a decline in recovery values − Finance receivables with FICO scores <620 comprise 43% of the North America retail loan portfolio at March 31, 2017, compared to 48% at December 31, 2016 and 57% at March 31, 2016 − Recovery rates are expected to trend down year-over-year in 2017 Net charge-offs as an annualized % of avg. retail finance receivables 31-60 day delinquency 61+ day delinquency Recovery Rate 55% 52% 50% 52% 54% 2.6% 2.3% 2.7% 2.8% 2.3% 0.0% 2.0% 4.0% 6.0% 8.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Mar-16 Jun-16 Sept-16 Dec-16 Mar-17 De linqu e nc y N e t Cha rg e -o ff s Credit Metrics

18 Lease Portfolio  GMF is GM’s exclusive subvented lease provider  Leasing provides an attractive option to consumers looking to manage their monthly payment and enhances GM loyalty and retention  Credit performance commensurate with the predominately prime credit portfolio  Origination volume impacted by GM sales attributable to lease $6.5 $6.1 $5.9 $5.6 $6.0 $0.2 $0.3 $0.2 $0.3 $0.3 $24.4 $28.3 $31.6 $34.3 $37.0 -25 -15 -5 5 15 25 35 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Canada Lease Volume ($B) U.S. Lease Volume ($B) Lease Portfolio ($B) Lease Originations

19 Residual Value  GM and GMF jointly support residual values − GM through the management of the retail/fleet strategy, incentive spend, inventory management, Express Drive and Factory Pre-Owned Collection − GMF through its comprehensive end-of-term remarketing process, designed to support GM dealer base while maximizing resale values  GMF Dealer Source, a private-label online wholesale marketplace, provides single-source online access to purchase a wide range of pre-owned GM vehicles, including off-lease, rental vehicles and GM company vehicles  ALG utilized to set residual values − Residual value set at origination and marked quarterly over the life of the lease based on ALG estimates, augmented with internal models − Multiple factors used in predicting future vehicle residual values; including  Macro Factors: Gas Prices, Durable Goods, Consumer Spending  Industry Factors: Industry and Segment Supply, Wholesale Values, Incentives, Fleet Strategy  Brand Factors: Packaging/Pricing, Vehicle Lifecycle, Brand Outlook/Value, Quality Perception  Residual performance on returned vehicles1 ‒ U.S. disposition proceeds on returned vehicles compared to estimates at origination continue to moderate, particularly in the CUV segment ‒ Expect used car prices to decline ~7% during 2017, with potential further moderation in 2018 primarily due to an increased supply of used vehicles 1. Vehicles not purchased by the lessee or dealer at contract residual value that are returned to and remarketed by GMF 2. Reflects average per unit gain/(loss) on vehicles returned to GMF and sold in the period

20 Commercial Lending  Experiencing steady growth in number of dealers and receivables outstanding  At March 31, 2017, floorplan financing represented 90% of commercial portfolio $4.4 $4.8 $5.3 $6.5 $7.0 694 721 745 792 829 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Commercial Finance Receivables Outstanding ($B) Number of Dealers

21 International Operations

22 GM and GMF Penetration Statistics Mar-17 Dec-16 Mar-16 GMF as a % of GM Retail Sales Europe 36.2% 39.8% 35.9% Latin America 60.5% 51.4% 53.5% GMF Wholesale Dealer Penetration Europe 99.4% 98.9% 99.9% Latin America 97.0% 97.2% 95.2% GM as % of GMF Retail Originations (GM New / GMF Retail Loan and Lease) Europe 81.6% 80.6% 81.0% Latin America 94.2% 94.9% 95.3%  Penetration levels relatively stable in Europe; higher in Latin America driven primarily by Mexico Note: GMF penetration of GM retail sales for all periods presented was revised to more closely align with GM’s regional definition of retail sales

23 Retail Loan Originations  Stable origination trend, with foreign exchange impacting quarterly volume − Number of outstanding loan contracts (1.6M) at March 31, 2017 increased by 3% compared to March 31, 2016 $1.0 $1.0 $0.9 $0.8 $0.9 $0.6 $0.7 $0.8 $0.8 $0.8 $11.5 $11.4 $11.5 $11.1 $11.6 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 Mar-16 Jun-16 Sept-16 Dec-16 Mar-17 Latin America Retail Loan ($B) Europe Retail Loan ($B) Retail finance receivables portfolio, net of fees ($B) $1.6 $1.7 $1.7 $1.6 $1.7

24 Retail Loan Credit Performance  Credit metrics generally stable, consistent with a predominantly prime portfolio Net charge-offs as an annualized % of avg. retail finance receivables 31-60 day delinquency 61+ day delinquency 0.8% 0.9% 0.9% 1.0% 1.0% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Mar-16 Jun-16 Sept-16 Dec-16 Mar-17 De linqu e nc y Net Charg e -o ff s Credit Metrics

25 Commercial Lending  At March 31, 2017, floorplan financing represented 94% of commercial portfolio $3.6 $3.4 $3.2 $3.2 $3.3 $1.2 $1.2 $1.2 $1.4 $1.5 2,147 2,146 2,143 2,150 2,138 1,400 1,500 1,600 1,700 1,800 1,900 2,000 2,100 2,200 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Europe Commercial Receivables Outstanding ($B) Latin America Commercial Receivables Outstanding ($B) $4.6 $4.4 $4.6 $4.8 $4.8 Number of Dealers

26 SAIC-GMAC - China Joint Venture  GMF owns a 35% equity stake in SAIC-GMAC joint venture − Joint venture began operations in 2004 − Ownership stake gives GMF a presence in the largest auto market − Results reflected in financial statements under equity method  China market: − GM’s market share for Q1 2017 was 14.9%; industry forecasted to grow in the low single digits in 2017 − Car purchases are primarily for cash in China; financing penetration relatively low compared to other regions − Auto loans typically have high down payment, low LTV and low charge-offs Three months ended Mar-17 Dec-16 Mar-16 China JV as a % of SGM1 Retail Sales2 26.2% 36.3% 23.2% Retail Originations ($B)2 $1.7 $3.0 $1.7 Ending Earning Assets ($B) Retail $8.3 $8.5 $7.2 Commercial3 $3.0 $2.6 $3.0 Net Retail Charge-offs4 0.1% 0.2% 0.4% Equity Income ($M) $47 $42 $36 1. SAIC General Motors Sales Co., Ltd. 2. Includes off-balance sheet contracts originated for third parties 3. Commercial finance receivables are not netted with dealer deposits, in comparison to GMF U.S. GAAP presentation 4. As an annualized percentage of average retail finance receivables

27 GM Financial Key Strengths  Strategic interdependence with GM − GM priority to grow GM Financial − Expansion of captive presence in North America; captive penetration levels in International Operations  Full suite of auto finance solutions offered in served markets with incremental growth opportunities − Operations covering over 85% of GM’s worldwide sales − Additional product offerings and enhancements  Solid global funding platform supported by investment grade ratings − Committed bank lines, well-established global ABS and unsecured debt issuance programs − Along with GM, committed to running the business consistent with “A” ratings criteria  Strong financial performance − Solid balance sheet supporting originations growth − Liquidity of $12.4B at March 31, 2017 − Earned $260M in pre-tax income in Q1 2017; on track to double 2014 calendar-year earnings when full captive penetration levels are achieved  Experienced and seasoned management team operating across business and economic cycles

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